-  8  -
                      FIRST AMENDMENT TO THE SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT
                           ---------------------------
     This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of December 28, 2000, is by and between PIZZA INN,
        ---------
INC.,  a Missouri corporation ("Borrower"), and WELLS FARGO BANK TEXAS, NATIONAL
                                --------
ASSOCIATION, a national banking association (successor by consolidation to Wells Fargo Bank (Texas), National Association) (the "Bank").
                                                      ----
                                R E C I T A L S:
A. The Borrower entered into that certain Second Amended and Restated Loan Agreement dated as of March 31, 2000 with the Bank (the "Loan Agreement").
                                                               --------------
B. In connection with the Loan Agreement, Barko Realty, Inc., a Texas corporation, R-Check, Inc., a Texas corporation, and Pizza Inn of Delaware, Inc., a Delaware corporation (collectively, the "Guarantors"), executed that
                                                     ----------
certain Second Amended and Restated Guaranty dated as of March 31, 2000 in favor of the Bank (as the same may be amended, restated or modified from time to time, the "Guaranty").
      --------
C. The Borrower and the Bank now desire to amend the Loan Agreement as herein set forth.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE  I

Definitions
-----------
Section  1.1     Definitions.  Capitalized  terms used in this Amendment, to the
                 -----------
extent not otherwise defined herein, shall have the same meanings as in the Loan
     Agreement  as  amended  hereby.
ARTICLE  II

Amendments
----------
Section  2.1     Amendment to Definitions.  Effective as of the date hereof, the
                 ------------------------
following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:
     "Fixed  Charge  Coverage Ratio" means, at any time, the quotient determined
      -----------------------------
by dividing (a) the sum of (1) EBITDA for the preceding twelve (12) calendar months, plus (2) for the fiscal year ending on or around June 24, 2001, rent
         ----
expense including without limitation, base rent, CAM charges and repairs and maintenance, incurred in connection with the Norco distribution warehouse located at 920 Avenue R, Grand Prairie, Texas 75050 the Borrower's corporate headquarters located at 5050 Quorum Drive, Suite 500, Dallas, Texas 75240, and the Borrower's training center located at 4819 Keller Springs, Addison, Texas 75248 minus (3) treasury stock purchases made by the Borrower for the preceding twelve
    -
(12) calendar months but excluding such purchases of treasury stock made prior to June 24, 2000, minus (4) dividends paid by the Borrower during the preceding
                   -----
twelve (12) calendar months, but excluding any dividends paid for the fiscal years prior to the fiscal year ending on or around June 24, 2001 by (b) the sum of (i) all scheduled payments on all Long Term Debt of the Borrower and the Subsidiaries and all scheduled payments under Capital Lease Obligations of the Borrower and the Subsidiaries to be paid during the next twelve (12) calendar months, plus (ii) interest expenses and tax expenses (to the extent paid in cash) of the Borrower and the Subsidiaries for the preceding twelve (12) calendar months.
"Real  Estate Maturity Date" means 10:00 a.m. Dallas, Texas time on December 28,
 --------------------------
2007, or such earlier date and time in which the Real Estate Commitment terminates as provided in this Agreement; provided, however, if such date is not a Business Day, the "Real Estate Maturity Date" shall be the first Business Day
                      -------------------------
following  such  date.
Section  2.2     Amendment  to  Section  11.4.  Effective as of the date hereof,
                 ----------------------------
Section 11.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     Section 11.4     Restricted Payments.  The Borrower will not declare or pay
                      -------------------
any dividends or make any other payment or distribution (whether in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of the Borrower or another Subsidiary, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock; provided that the foregoing restrictions do not prohibit (a) the purchase of common stock of the Borrower in open market transactions, so long as no Default or Event of Default exists at the time of such purchase nor would result after giving effect thereto; (b) dividend payments on any class of capital stock payable solely in shares of capital stock of the Borrower; (c) payments of dividends from any Subsidiary to the Borrower; (d) payments in lieu of taxes to the Borrower or a Subsidiary pursuant to a tax sharing agreement; (e) any exchange of stock not involving any cash consideration pursuant to a stock option plan for employees or directors of the Borrower; (f) payments of cash dividends on any class of capital stock of Borrower so long as no Default or
Event of Default exists at the time of such payment nor would result after giving effect thereto at the time of such payment; and (g) any other redemption, purchase, retirement or the acquisition of the Borrower's capital stock upon obtaining  the  prior  written  approval  of  the  Bank (clauses (a) through and
                                                         -----------
including (g) being hereinafter referred to as "Permitted Restricted Payments").
          ---                                   -----------------------------
Notwithstanding anything to the contrary contained herein, (i) the Permitted Restricted Payments shall not at any time exceed $2,000,000 in the aggregate during any fiscal year of the Borrower, (ii) upon the occurrence of a violation of any provision of Article XII, the Borrower may not make any Permitted
                        ------------
Restricted Payment for a period of at least six (6) months following the curing or the waiver of such violation, and (iii) the Borrower may make Permitted Restricted Payments so long as no Default or Event of Default has occurred or would result from such Permitted Restricted Payment.
Section  2.3          Amendment  to  Section  12.2.  Effective  as  of  the date
                      ----------------------------
hereof, Section 12.2 of the Loan Agreement is hereby amended and restated in its entirety  to  read  as  follows:
     Section  12.2     Funded  Debt  Ratio.  Beginning  with  the fiscal quarter
                       -------------------
ending on or around December 24, 2000, the Borrower will maintain, as of the end of each fiscal quarter, a Funded Debt Ratio of not greater than (a) 3.25 to 1.00 during the fiscal year ending on or around June 24, 2001, (b) 3.00 to 1.00 during the fiscal year ending on or around June 24, 2002, and (c) 2.75 to 1.00 thereafter.
Section  2.4     Amendment  to  Section  12.3.  Effective as of the date hereof,
                 ----------------------------
Section 12.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     Section  12.3     Fixed  Charge  Coverage Ratio.  Beginning with the fiscal
                       -----------------------------
quarter ending on or around September 24, 2000, the Borrower will maintain, as of the end of each fiscal quarter, a Fixed Charge Coverage Ratio of not less than 1.25 to 1.0 at all times.
Section  2.5     Amendment  to  Section 10.13.  Effective as of the date hereof,
                 ----------------------------
Section 10.13 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     Section  10.13     Interest  Rate  Protection.  The  Borrower  will, within
                        --------------------------
one hundred eighty  (180)  days  after  December 28,  2000  and  at  all  times thereafter, cause at least one hundred percent (100%) of the aggregate outstanding principal amount of the Real Estate Loan to be either (a) subject to a fixed interest rate or (b) subject to Interest Rate Agreements with the Bank and/or with a bank or other financial institution having capital, surplus and undivided profits of at least $500,000,000 on terms satisfactory to the Bank.
Section  2.6     Amendment  to  Exhibit E.  Effective as of the date hereof, all
                 ------------------------
references in the Loan Agreement to "Exhibit E" shall be deemed to mean the "Exhibit E" attached hereto as Exhibit E.
                                    ----------
ARTICLE  III

Conditions  Precedent
---------------------
Section  3.1     Conditions.  The  effectiveness of this Amendment is subject to
                 ----------
the  satisfaction  of  the  following  conditions  precedent:
(a) The Bank shall have received all of the following, each dated (unless otherwise indicated) as of the date hereof, in form and substance satisfactory to the Bank:
(1)          Resolutions.  Resolutions of the Board of Directors of the Borrower
             -----------
     and each Guarantor certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by the Borrower and each Guarantor of this Amendment and the other Loan Documents to which the Borrower or such Guarantor is or is to be a party hereunder;
(2)          Incumbency  Certificate.  A  certificate of incumbency certified by
             -----------------------
the Secretary or an Assistant Secretary of the Borrower and each Guarantor certifying the names of the officers of the Borrower and each Guarantor authorized to sign this Amendment and each of the other Loan Documents to which the Borrower or such Guarantor is or is to be a party hereunder (including the certificates contemplated herein), together with specimen signatures of such officers;
(3)          Articles  of  Incorporation.  A  certificate  certified  by  the
             ---------------------------
Secretary or an Assistant Secretary of the Borrower and each Guarantor certifying that the articles of incorporation of the Borrower and each Guarantor have not been amended or modified since March 31, 2000 and are still in full force and effect;
(4)          Bylaws.  A  certificate  certified by the Secretary or an Assistant
             ------
Secretary of the Borrower and each Guarantor certifying that the bylaws of the Borrower and each Guarantor have not been amended or modified since March 31, 2000 and are still in full force and effect; and
(5)          Governmental  Certificates.  Certificates  of  the  appropriate
             --------------------------
government officials of the state of incorporation of the Borrower and each Guarantor as to the existence and good standing of the Borrower and each Guarantor, each dated within ten (10) days prior to the date hereof.
(b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.
(c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.
(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel, Winstead Sechrest & Minick P.C.
ARTICLE  IV

Ratifications,  Representations  and  Warranties
------------------------------------------------
Section  4.1     Ratifications.  The  terms  and  provisions  set  forth in this
                 -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower and the Bank agree that the Loan Agreement as amended hereby shall continue to be legal, valid,  binding  and  enforceable  in  accordance  with  its  terms.
Section  4.2     Representations and Warranties.  The Borrower hereby represents
                 ------------------------------
and warrants to the Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the articles of incorporation or bylaws of the Borrower, (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Borrower is in material compliance with all covenants and agreements contained in the Loan Agreement as amended hereby.
ARTICLE  V

Miscellaneous
-------------
Section 5.1     Survival of Representations and Warranties.  All representations
                ------------------------------------------
     and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.
Section  5.2     Reference  to Agreement.  Each of the Loan Documents, including
                 -----------------------
the Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference  to  the  Loan  Agreement  as  amended  hereby.
Section  5.3     Expenses  of  Bank.  As  provided  in  the  Loan Agreement, the
                 ------------------
Borrower agrees to pay on demand all costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Bank's legal counsel, and all costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Bank's legal counsel.
Section  5.4     Severability.  Any  provision of this Amendment held by a court
                 ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section  5.5     Applicable  Law.  This  Amendment  and all other Loan Documents
                 ---------------
executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.
Section  5.6     Successors  and  Assigns.  This  Amendment  is binding upon and
                 ------------------------
shall inure to the benefit of the Bank and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Bank.
Section  5.7     Counterparts.  This  Amendment  may  be executed in one or more
                 ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
Section  5.8     Effect of Waiver.  No consent or waiver, express or implied, by
                 ----------------
the Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any of the Guarantors shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.9     Headings.  The headings, captions, and arrangements used in this
                --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section  5.10     ENTIRE  AGREEMENT.  THIS  AMENDMENT AND ALL OTHER INSTRUMENTS,
                  -----------------
DOCUMENTS  AND  AGREEMENTS  EXECUTED  AND  DELIVERED  IN  CONNECTION  WITH  THIS
AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT
ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
                  [Remainder of Page Intentionally Left Blank]
     Executed  as  of  the  date  first  written  above.
Borrower:
PIZZA  INN,  INC.



By:  /s/Ronald W. Parker
     Ronald  W.  Parker
     Executive  Vice  President
BANK:
WELLS  FARGO  BANK  TEXAS,  NATIONAL  ASSOCIATION



By:/s/Austin D. Nettle
     Austin  D.  Nettle
     Vice  President
     Each of the Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.
Guarantors:
BARKO  REALTY,  INC.
R-CHECK,  INC.
PIZZA  INN  OF  DELAWARE,  INC.


By:/s/Ronald W. Parker
     Ronald  W.  Parker
     President

                                    EXHIBIT E
                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------
DALLAS_1\3422778\1
01/15/2001  -  4814-129
DALLAS_1\3422778\1
01/15/2001  -  4814-129